Exhibit 4.1

SPECIMEN OF COMMON STOCK CERTIFICATE

[________] NUMBER

SHARES [________]

AUTHORIZED  COMMON STOCK; 100,000,000 SHARES PAR VALUE $.001 NOT VALID UNLESS COUNTERSIGNED BY TRANSFER  AGENT  INCORPORATED  UNDER  THE LAWS OF THE STATE OF NEVADA Common stock CUSIP THIS CERTIFIES THAT IS THE RECORD HOLDER OF SHARES OF AMERICA’S DRIVING RANGES, INC.’S COMMON STOCK TRANSFERABLE ON  THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY  UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL OF America’s Driving Ranges, Inc.]

/s/ John Birchard, PGA

John Birchard

/s/ Chris Bellile

Chris Bellile, Secretary

By:  Patrick Day

       American Registrar and Transfer Company

       Salt Lake City, UT 84107

This Certificate is not valid unless countersigned by the Transfer Agent.

NOTICE:  Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company.

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - ____Custodian____

TEN ENT- as tenants by the entireties

(Cust) (Minor) JT TEN - as joint tenants with right  under  Uniform Gifts to Minors  of  survivorship  and  not as Act

________________________ tenants in common.

   (State)

Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, _________hereby sell,  assign  and  transfer  unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE -

-------------------------------------------------------------

________________________________________________________

______  ___ _________ (Please print or typewrite name and address including zip code of assignee)

________________________________________________________ ______

_______________________________________________________________

______ ___  _________  Shares  of  the  capital stock represented by the within Certificate and do hereby   irrevocably constitute and appoint ________________________________________________________  Attorney  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name  as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

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